UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

121 Derech Menachem Begin, 30th Floor,

Tel Aviv, 6701203 Israel (Address of principal executive offices)

Registrant’s telephone number, including area code: +972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On April 23, 2021, Todos Medical Ltd. (“Company”), an Israeli corporation, filed with the Securities and Exchange Commission a Current Report on Form 8-K (“Initial Form 8-K”) to disclose that it had acquired Provista Diagnostics, Inc. (“Provista”) pursuant to the terms of an Agreement to Purchase Provista Diagnostics, Inc. dated April 19, 2021 by and among the Company, Strategic Investment Holdings, LLC, Ascenda BioSciences LLC and Provista.

This Amendment No. 1 on Form 8-K/A (“Amendment”) amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were omitted from the Initial Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Balance Sheets of Provista Diagnostics, Inc. as of December 31, 2020 and 2019 and the Statements of Operations, Statements of Changes in Stockholder’s Equity, and Statements of Cash Flows for the years ended December 31, 2020 and 2019, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

The Unaudited Financial Statements of Provista Diagnostics, Inc. as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d) Exhibits:

23.1	Consent of Kaufman Rossin, independent registered public accounting firm
99.1	Audited Financial Statements of Provista Diagnostics, Inc. as of and for the years ended December 31, 2020 and 2019
99.2	Unaudited Financial Statements of Provista Diagnostics, Inc. as of March 31, 2021 and for the three months ended March 31, 2021and 2020
99.3	Unaudited Pro Forma Financial Information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2021

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

- 3 -